EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly
Report on Form 10-QSB for the quarterly period ended March 31, 2005 (the "Report") by Kiwa Bio-Tech Products Group Corporation (the "Registrant"), the undersigned hereby certifies that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


DATE: May 19, 2005                           BY:  /s/ WEI LI
                                               --------------------------
                                               WEI LI
                                               CHIEF EXECUTIVE OFFICER


DATE: May 19, 2005                           BY:  /s/ LIAN JUN LUO
                                               --------------------------
                                               LIAN JUN LUO
                                               CHIEF FINANCIAL OFFICER


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